UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	December 22, 2014

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

As discussed in the following paragraph, due to The Procter & Gamble Company's (the “Company”)  planned exit from the Batteries business, the Company is reporting the results of the Batteries business, including the previously reported impairment charge in the three months ended September 30, 2014, as discontinued operations.   This informational Form 8-K provides revised historical Segment and Consolidated earnings information for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013, as well as for the fiscal year ended June 30, 2014, reflecting the above changes.  This informational Form 8-K in no way revises or restates the previously filed Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Shareholders' Equity or Consolidated Statements of Cash Flows for the Company and consolidated subsidiaries for any period.

Fiscal Year 2015 Changes
On November 13, 2014, the Company announced that it plans to divest the Duracell business via a split transaction with Berkshire Hathaway, in which it will exchange a recapitalized Duracell Company for Berkshire Hathaway’s shares of Procter & Gamble stock. The Company had previously announced an agreement to divest its controlling interest in a Chinese batteries venture, which represents the balance of the Company’s Batteries business. The Company expects to complete the Duracell transaction in the second half of calendar year 2015, pending necessary regulatory approvals. The Batteries business had historically been part of the Company’s Fabric Care and Home Care reportable segment. In accordance with applicable accounting guidance for the disposal of long-lived assets, the results of the Batteries business will be presented as discontinued operations and, as such, will be excluded from both continuing operations and segment results. Additionally, the Batteries balance sheet positions as of December 31, 2014 will be presented as held for sale in the Consolidated Balance Sheet.

The above changes will be reflected in the consolidated financial statements and segment reporting beginning in the second quarter (October - December period) of fiscal year 2015, starting with the Form 10-Q that will be issued for the three and six month periods ending December 31, 2014.  Reporting changes for the above items will be reflected for all historical periods presented.   In advance of the Form 10-Q filing, this document provides revised sales and earnings information for the affected segments and Consolidated Earnings information for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, and September 30, 2013, as well as for the twelve months ended June 30, 2014.

This 8-K is furnished pursuant to Item 7.01 “Regulation FD Disclosure”.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Three Months Ended September 30, 2014
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$4,857	$926	$710	$4,857	$926	$710
Grooming	1,941	621	466	1,941	621	466
Health Care	2,011	459	322	2,011	459	322
Fabric Care and Home Care	6,538	1,180	783	5,933	1,081	719
Baby, Feminine and Family Care	5,322	1,202	825	5,322	1,202	825
Corporate	123	(1,565)	(1,103)	122	(629)	(202)
Total Company	$20,792	$2,823	$2,003	$20,186	$3,660	$2,840

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Three Months Ended June 30, 2014
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$4,629	$661	$498	$4,629	$661	$498
Grooming	2,072	645	485	2,072	645	485
Health Care	1,813	290	174	1,813	290	174
Fabric Care and Home Care	6,262	1,019	647	5,702	971	618
Baby, Feminine and Family Care	5,203	1,064	725	5,203	1,064	725
Corporate	178	(452)	82	177	(482)	56
Total Company	$20,157	$3,227	$2,611	$19,596	$3,149	$2,556

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Three Months Ended March 31, 2014
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$4,691	$800	$624	$4,691	$800	$624
Grooming	1,863	613	463	1,863	613	463
Health Care	1,938	398	270	1,938	398	270
Fabric Care and Home Care	6,312	1,029	658	5,775	964	619
Baby, Feminine and Family Care	5,177	1,065	725	5,177	1,065	725
Corporate	197	(630)	(137)	197	(665)	(170)
Total Company	$20,178	$3,275	$2,603	$19,641	$3,175	$2,531

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Three Months Ended December 31, 2013
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$5,284	$1,160	$927	$5,284	$1,160	$927
Grooming	2,118	730	553	2,118	730	553
Health Care	2,153	525	374	2,153	525	374
Fabric Care and Home Care	6,820	1,334	877	6,022	1,149	751
Baby, Feminine and Family Care	5,323	1,099	765	5,323	1,099	765
Corporate	199	(446)	(42)	199	(481)	(73)
Total Company	$21,897	$4,402	$3,454	$21,099	$4,182	$3,297

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Three Months Ended September 30, 2013
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$4,903	$909	$690	$4,903	$909	$690
Grooming	1,956	601	453	1,956	601	453
Health Care	1,894	384	265	1,894	384	265
Fabric Care and Home Care	6,666	1,296	857	6,010	1,182	783
Baby, Feminine and Family Care	5,247	1,082	725	5,247	1,082	725
Corporate	164	(291)	49	164	(327)	18
Total Company	$20,830	$3,981	$3,039	$20,174	$3,831	$2,934

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions)
Segment Earnings Information
	Twelve Months Ended June 30, 2014
	As Reported			Revised
	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations	Net Sales	Earnings/(Loss) From Continuing Operations Before Income Taxes	Net Earnings/(Loss) From Continuing Operations
Beauty, Hair and Personal Care	$19,507	$3,530	$2,739	$19,507	$3,530	$2,739
Grooming	8,009	2,589	1,954	8,009	2,589	1,954
Health Care	7,798	1,597	1,083	7,798	1,597	1,083
Fabric Care and Home Care	26,060	4,678	3,039	23,509	4,266	2,771
Baby, Feminine and Family Care	20,950	4,310	2,940	20,950	4,310	2,940
Corporate	738	(1,819)	(48)	737	(1,955)	(169)
Total Company	$83,062	$14,885	$11,707	$80,510	$14,337	$11,318

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended September 30, 2014
	As Reported	Revised
NET SALES	$20,792	$20,186
COST OF PRODUCTS SOLD	10,552	10,209
GROSS PROFIT	10,240	9,977
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,327	6,199
GOODWILL AND INDEFINITE-LIVED INTANGIBLE ASSET IMPAIRMENT CHARGES	973	—
OPERATING INCOME	2,940	3,778
INTEREST EXPENSE	169	170
INTEREST INCOME	31	31
OTHER NON-OPERATING INCOME, NET	21	21
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,823	3,660
INCOME TAXES	820	820
NET EARNINGS FROM CONTINUING OPERATIONS	2,003	2,840
NET EARNINGS/(LOSS) FROM DISCONTINUED OPERATIONS	17	(820)
NET EARNINGS	2,020	2,020
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	30	30
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$1,990	$1,990

EFFECTIVE TAX RATE	29.0%	22.4%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.70	$1.01
EARNINGS FROM DISCONTINUED OPERATIONS	$0.01	$(0.30)
BASIC NET EARNINGS PER COMMON SHARE	$0.71	$0.71
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.68	$0.97
EARNINGS FROM DISCONTINUED OPERATIONS	$0.01	$(0.28)
DILUTED NET EARNINGS PER COMMON SHARE	$0.69	$0.69

DIVIDENDS PER COMMON SHARE	$0.644	$0.644
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,888.0	2,888.0
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended June 30, 2014
	As Reported	Revised
NET SALES	$20,157	$19,596
COST OF PRODUCTS SOLD	10,636	10,288
GROSS PROFIT	9,521	9,308
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,281	6,146
OPERATING INCOME	3,240	3,162
INTEREST EXPENSE	178	179
INTEREST INCOME	27	28
OTHER NON-OPERATING INCOME, NET	138	138
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,227	3,149
INCOME TAXES	616	593
NET EARNINGS FROM CONTINUING OPERATIONS	2,611	2,556
NET EARNINGS FROM DISCONTINUED OPERATIONS	9	64
NET EARNINGS	2,620	2,620
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	41	41
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,579	$2,579

EFFECTIVE TAX RATE	19.1%	18.8%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.92	$0.90
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$0.02
BASIC NET EARNINGS PER COMMON SHARE	$0.92	$0.92
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.89	$0.87
EARNINGS FROM DISCONTINUED OPERATIONS	$—	$0.02
DILUTED NET EARNINGS PER COMMON SHARE	$0.89	$0.89

DIVIDENDS PER COMMON SHARE	$0.643	$0.643
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,891.9	2,891.9
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended March 31, 2014
	As Reported	Revised
NET SALES	$20,178	$19,641
COST OF PRODUCTS SOLD	10,366	10,040
GROSS PROFIT	9,812	9,601
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,407	6,295
OPERATING INCOME	3,405	3,306
INTEREST EXPENSE	179	180
INTEREST INCOME	29	29
OTHER NON-OPERATING INCOME, NET	20	20
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,275	3,175
INCOME TAXES	672	644
NET EARNINGS FROM CONTINUING OPERATIONS	2,603	2,531
NET EARNINGS FROM DISCONTINUED OPERATIONS	33	105
NET EARNINGS	2,636	2,636
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	27	27
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$2,609	$2,609

EFFECTIVE TAX RATE	20.5%	20.3%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.93	$0.90
EARNINGS FROM DISCONTINUED OPERATIONS	$0.01	$0.04
BASIC NET EARNINGS PER COMMON SHARE	$0.94	$0.94
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$0.89	$0.87
EARNINGS FROM DISCONTINUED OPERATIONS	$0.01	$0.03
DILUTED NET EARNINGS PER COMMON SHARE	$0.90	$0.90

DIVIDENDS PER COMMON SHARE	$0.602	$0.602
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,894.1	2,894.1
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended December 31, 2013
	As Reported	Revised
NET SALES	$21,897	$21,099
COST OF PRODUCTS SOLD	10,884	10,474
GROSS PROFIT	11,013	10,625
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,490	6,323
OPERATING INCOME	4,523	4,302
INTEREST EXPENSE	187	185
INTEREST INCOME	23	22
OTHER NON-OPERATING INCOME, NET	43	43
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4,402	4,182
INCOME TAXES	948	885
NET EARNINGS FROM CONTINUING OPERATIONS	3,454	3,297
NET EARNINGS FROM DISCONTINUED OPERATIONS	18	175
NET EARNINGS	3,472	3,472
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	44	44
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$3,428	$3,428

EFFECTIVE TAX RATE	21.5%	21.2%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$1.23	$1.18
EARNINGS FROM DISCONTINUED OPERATIONS	$0.01	$0.06
BASIC NET EARNINGS PER COMMON SHARE	$1.24	$1.24
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$1.17	$1.12
EARNINGS FROM DISCONTINUED OPERATIONS	$0.01	$0.06
DILUTED NET EARNINGS PER COMMON SHARE	$1.18	$1.18

DIVIDENDS PER COMMON SHARE	$0.602	$0.602
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,908.5	2,908.5
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Three Months Ended September 30, 2013
	As Reported	Revised
NET SALES	$20,830	$20,174
COST OF PRODUCTS SOLD	10,574	10,208
GROSS PROFIT	10,256	9,966
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	6,136	5,996
OPERATING INCOME	4,120	3,970
INTEREST EXPENSE	165	166
INTEREST INCOME	21	22
OTHER NON-OPERATING INCOME, NET	5	5
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3,981	3,831
INCOME TAXES	942	897
NET EARNINGS FROM CONTINUING OPERATIONS	3,039	2,934
NET EARNINGS FROM DISCONTINUED OPERATIONS	18	123
NET EARNINGS	3,057	3,057
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	30	30
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$3,027	$3,027

EFFECTIVE TAX RATE	23.7%	23.4%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$1.08	$1.04
EARNINGS FROM DISCONTINUED OPERATIONS	$0.01	$0.05
BASIC NET EARNINGS PER COMMON SHARE	$1.09	$1.09
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$1.03	$1.00
EARNINGS FROM DISCONTINUED OPERATIONS	$0.01	$0.04
DILUTED NET EARNINGS PER COMMON SHARE	$1.04	$1.04

DIVIDENDS PER COMMON SHARE	$0.602	$0.602
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,924.3	2,924.3
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
(Amounts in Millions Except Per Share Amounts)
Consolidated Earnings Information
	Twelve Months Ended June 30, 2014
	As Reported	Revised
NET SALES	$83,062	$80,510
COST OF PRODUCTS SOLD	42,460	41,010
GROSS PROFIT	40,602	39,500
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE	25,314	24,760
OPERATING INCOME	15,288	14,740
INTEREST EXPENSE	709	710
INTEREST INCOME	100	101
OTHER NON-OPERATING INCOME, NET	206	206
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	14,885	14,337
INCOME TAXES	3,178	3,019
NET EARNINGS FROM CONTINUING OPERATIONS	11,707	11,318
NET EARNINGS FROM DISCONTINUED OPERATIONS	78	467
NET EARNINGS	11,785	11,785
LESS: NET EARNINGS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	142	142
NET EARNINGS ATTRIBUTABLE TO PROCTER & GAMBLE	$11,643	$11,643

EFFECTIVE TAX RATE	21.4%	21.1%

BASIC NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$4.16	$4.03
EARNINGS FROM DISCONTINUED OPERATIONS	$0.03	$0.16
BASIC NET EARNINGS PER COMMON SHARE	$4.19	$4.19
DILUTED NET EARNINGS PER COMMON SHARE*:
EARNINGS FROM CONTINUING OPERATIONS	$3.98	$3.86
EARNINGS FROM DISCONTINUED OPERATIONS	$0.03	$0.15
DILUTED NET EARNINGS PER COMMON SHARE	$4.01	$4.01

DIVIDENDS PER COMMON SHARE	$2.448	$2.448
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	2,904.7	2,904.7
*Basic net earnings per common share and diluted net earnings per common share are calculated on net earnings attributable to Procter & Gamble.

Supplemental Core Earnings per Share Information

Core earnings per share is a measure of the Company's diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company's sustainable results or trends. This includes charges in fiscal years 2015 and 2014 for incremental restructuring due to increased focus on productivity and cost savings, charges in fiscal years 2015 and 2014 for the balance sheet impacts from foreign exchange policy changes and the devaluations of the official foreign currency exchange rate in Venezuela, and charges in fiscal year 2014 related to pending European legal matters. We do not view these items to be part of our sustainable results. We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on year earnings per share growth. Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation. The table below provides a reconciliation of reported diluted net earnings per share from continuing operations to Core EPS:

	JAS 13	OND 13	JFM 14	AMJ 14	FY 14	JAS 14
Diluted Net Earnings Per Share from Continuing Operations	$1.00	$1.12	$0.87	$0.87	$3.86	$0.97
Incremental Restructuring[1]	0.02	0.03	0.04	0.04	0.12	0.03
Venezuela Balance Sheet Remeasurement and Devaluation Impacts	—	—	0.10	—	0.09	0.04
Charges for European Legal Matters	—	—	—	0.02	0.02	—
Goodwill and Intangible Impairment[2]	—	—	—	—	—	—
Rounding	(0.01)	—	(0.01)	—	—	—
CORE EPS	$1.01	$1.15	$1.00	$0.93	$4.09	$1.04
1 Excludes incremental restructuring for the Batteries business, which is included in discontinued operations.
2 Excludes a charge in JAS 14 for Batteries goodwill and indefinite-lived intangible asset impairment, which is reflected in discontinued operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY: /s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary
December 22, 2014